ASSETS HELD-FOR-SALE AND LIABILITIES HELD-FOR-SALE (Tables)	12 Months Ended
Dec. 31, 2020
ASSETS HELD-FOR-SALE AND LIABILITIES HELD-FOR-SALE
Summary of assets and liabilities held for sale

	December 31, 2019	December 31, 2020	December 31, 2020
	RMB	RMB	US$
			(Note 3)
Assets classified as held-for-sale
Cash and cash equivalents	43,027,475	—	—
Prepayments and other current assets	5,162,857	—	—
Property, equipment and software, net	14,051,044	—	—
Land use rights, net	61,148,974	—	—
Total assets classified as held-for-sale	123,390,350	—	—

Liabilities directly associated with assets held-for-sale
Accounts payable	50,000	—	—
Other taxes payable	1,585,095	—	—
Other payables and accruals	46,800	—	—
Interest payable	11,384,841	—	—
Long-term borrowing due within one year	31,624,560	—	—
Total liabilities directly associated with assets held-for-sale	44,691,296	—	—